BLACKROCK FUNDS V

BlackRock Sustainable Emerging Markets Bond Fund

(the “Fund”)

Supplement dated January 12, 2022 to the

Summary Prospectuses and Prospectuses of the Fund,

each dated October 15, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Sustainable Emerging Markets Bond Fund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Sustainable Emerging Markets Bond Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michel Aubenas, CFA	2017*	Managing Director of BlackRock, Inc.
Amer Bisat	2022	Managing Director of BlackRock, Inc.
Pablo Goldberg	2021	Managing Director of BlackRock, Inc.
Kirill Veretinskii, CFA	2021	Vice President of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Michel Aubenas, CFA, Amer Bisat, Pablo Goldberg and Kirill Veretinskii, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Michel Aubenas, CFA, Amer Bisat, Pablo Goldberg and Kirill Veretinskii, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michel Aubenas, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017*	Managing Director of BlackRock, Inc. since 2016 and Head of EM Hard Currency Sovereign Debt; Director of BlackRock, Inc. from 2012 to 2015.
Amer Bisat	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.
Pablo Goldberg	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Managing Director of BlackRock, Inc. since 2014; Managing Director and Global Head of Emerging Markets Research of HSBC from 2010 to 2014.
Kirill Veretinskii, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Vice President of BlackRock, Inc. since 2013.

*	Includes management of the Predecessor Fund (as defined below).

Shareholders should retain this Supplement for future reference.